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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                      DIRECTORS OF STAAR SURGICAL COMPANY


     The undersigned members of the Board or Directors of STAAR Surgical Company, a Delaware corporation (the "Company"), and each of them, hereby constitute and appoint John R. Wolf and William C. Huddleston, and each of them, as the true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and each of them, in any and all capacities, to sign on the behalf of the undersigned and each of them any and all registration statements on Form S-8 under the provisions of the Securities Act of 1933, as amended (the "Registration Statement") to be filed in 1995 with respect to common stock to be issued under the STAAR Surgical Company Consultant Stock Plan and any and all amendments thereto (including post-effective amendments), to execute any and all certificates, applications or other documents to be filed in connection with the Registration Statement with the Securities and Exchange Commission or with any states or other jurisdictions in which registration is necessary to provide for notice of sales of all or part of the securities to be registered pursuant to the Registration Statement, and to file the Registration Statement, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully and to all intents and purposes as the undersigned and each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or their substitutes, may lawfully do or cause to be done by virtue thereof.

          Executed this 31st day of May, 1995.
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                              /s/ John R. Wolf
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                              JOHN R. WOLF


                              /s/ Michael R. Deitz, M.D.
                              ----------------------------------------------
                              MICHAEL R. DEITZ, M. D.


                              /s/ Joseph C. Gathe, M.D.
                              ----------------------------------------------
                              JOSEPH C. GATHE, M. D.


                              /s/ Peter J. Utrata, M.D.
                              ----------------------------------------------
                              PETER J. UTRATA, M. D.


                               /s/ Andrew F. Pollet
                              ----------------------------------------------
                              ANDREW F. POLLET